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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
1st Choice Mortgage, LLC....................................  Indiana
1st Premier Mortgage, LP....................................  Ohio
1st Residential Mortgage Solutions, LP......................  Ohio
Access Financial Corp.......................................  Ohio
AccuLend Mortgage, L.P......................................  California
Action Home Mortgage, LLC...................................  Indiana
Advent Guaranty Corporation.................................  Vermont
Affirmative Mortgage, LLC...................................  Indiana
AHT Service Corp............................................  California
All American First Mortgage, LLC............................  Indiana
Allegiant Capital Corporation...............................  Missouri
Allegiant Capital Trust II..................................  Delaware
Allegiant Community Development Corporation.................  Missouri
Allegiant Insurance Services Co.............................  Missouri
Allegiant Investment Company................................  Delaware
Allegiant Investment Counselors, Incorporated...............  Missouri
Allegiant Real Estate Investment Trust......................  Delaware
Alliance Title Agency, L.L.C................................  Michigan
ALLINCO, Inc................................................  Vermont
Alpine Capital Corporation..................................  Illinois
American Best Mortgage, LLC.................................  Indiana
Americorp First Mortgage, LLC...............................  Indiana
AmeriMax Mortgage, LLC......................................  Indiana
Ameritrust Home Mortgage, LP................................  Ohio
Ash Realty Co., Inc.........................................  Indiana
Banc Services Statutory Trust I.............................  Connecticut
Cape Henry Mortgage, LLC....................................  Indiana
Capstone Mortgage Funding, L.L.C............................  Florida
Capstone Realty Advisors, LLC...............................  Ohio
Capstone Realty, Inc........................................  Ohio
Chippewa Valley Title Agency, Inc...........................  Ohio
Coastal Capital Funding Corporation.........................  Virginia
Colonial Home Finance, LLC..................................  Indiana
County Corp. Mortgage, LLC..................................  Indiana
Covenant Mortgage, LLC......................................  Indiana
Delmarva Mortgage, LLC......................................  Indiana
Dominion Trust Mortgage, LLC................................  Indiana
Enter Mortgage, LLC.........................................  Indiana
Equality Commodity Corporation..............................  Missouri
Equality Mortgage Corporation...............................  Missouri
Executive Home Mortgage, LLC................................  Indiana
FCB Mortgage, LLC...........................................  Indiana
First Capital Home Mortgage, LLC............................  Indiana
First Flight Mortgage, LLC..................................  Indiana
First Franklin Financial Companies, Inc.....................  Delaware
First Franklin Financial Corporation........................  Delaware
First Independent Mortgage, LLC.............................  Indiana
First National Broadway Corp................................  Kentucky
First of America Capital Trust I (Trust)....................  Delaware
First Patriot Mortgage, LLC.................................  Indiana
First Washington Mortgage, LLC..............................  Indiana

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
                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
Fort Wayne Capital Trust I (Trust)..........................  Delaware
Franklin Mortgage Capital Corporation.......................  Virginia
Gateway First Mortgage, LLC.................................  Indiana
Global Home Mortgage, LLC...................................  Indiana
HDMF-LLC....................................................  Delaware
Heartland Security Mortgage, LLC............................  Indiana
Heritage Home Mortgage, LLC.................................  Indiana
Home Financing, LP..........................................  Ohio
Homeland First Mortgage, LLC................................  Indiana
Home Mortgage Centre, LLC...................................  Indiana
Homesource Mortgage Services, LP............................  Ohio
HomeSync Financial Services, LLC............................  Indiana
Hometown Mortgage, LLC......................................  Indiana
Intercoastal Mortgage, LLC..................................  Indiana
Kratky Road, Inc............................................  Missouri
Liberty West Mortgage, L.P..................................  California
Lincoln First Mortgage, LLC.................................  Indiana
Lower Bucks Mortgage, LP....................................  Ohio
MNC Mortgage, LP............................................  Ohio
Meadow Ridge Partners, LLC..................................  Ohio
Mid Atlantic Mortgage, LLC..................................  Indiana
MidOhio Data, Inc...........................................  Ohio
Milestone Security Partners, LLC............................  Ohio
Millstone Mortgage, LP......................................  Ohio
Mortgage Company of Kentucky, Inc...........................  Kentucky
Mortgage One, L.P...........................................  California
NCBI Holdings, Inc..........................................  Indiana
NCBO Holdings, Inc..........................................  Indiana
NCBPA Investment Company....................................  Delaware
NCLIC, Inc..................................................  Vermont
NCS First Mortgage, LP......................................  Ohio
NatCity Investments, Inc....................................  Indiana
NatCity Trust Company of Delaware...........................  Delaware
National American Mortgage, LLC.............................  Indiana
National Capital Properties, Inc............................  Kentucky
National City Abstract, LLC.................................  Pennsylvania
National City Bank..........................................  United States
National City Bank of Indiana...............................  United States
National City Bank of Kentucky..............................  United States
National City Bank of Pennsylvania..........................  United States
National City Bank of Southern Indiana......................  United States
National City Bank of the Midwest...........................  United States
National City Business Credit, Inc..........................  Ohio
National City Canada, Inc...................................  Canada
National City Capital Corporation...........................  Delaware
National City Capital Trust I (Trust).......................  Delaware
National City Center, LLC...................................  Ohio
National City Commercial Capital Corporation................  Ohio
National City Commercial Capital Corporation................  Canada
National City Commercial Leasing, Inc.......................  Ohio
National City Community Development Corporation.............  Ohio
National City Credit Corporation............................  Ohio
National City DND, Inc......................................  Delaware
National City Equity Partners, Inc..........................  Delaware

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
National City Equity Partners, LLC..........................  Ohio
National City Home Loan Services, Inc.......................  Delaware
National City Indiana, LLC..................................  Indiana
National City Insurance Agency of Kentucky, Inc.............  Kentucky
National City Insurance Agency of Pennsylvania, Inc.........  Pennsylvania
National City Insurance Group, Inc..........................  Michigan
National City Investment Company -- Nevada, Inc.............  Nevada
National City Investment Management Company.................  Michigan
National City Leasing Corporation...........................  Kentucky
National City Mortgage Co...................................  Ohio
National City Mortgage, Inc.................................  Ohio
National City Mortgage Insurance Company, Inc...............  Hawaii
National City Mortgage Services Co..........................  Michigan
National City Ohio, LLC.....................................  Indiana
National City Payments, Inc.................................  Delaware
National City Securities Company, LLC.......................  Delaware
National City Trade Services Limited........................  Hong Kong
National City Vehicle Receivables Inc.......................  Delaware
New England Trust Company, National Association.............  United States
Nottingham Corporation......................................  Pennsylvania
Oak Street Capital, LP......................................  Ohio
Ohio National Corporation Trade Services....................  Ohio
PB Realty, Inc..............................................  Ohio
Peninsula Mortgage, LLC.....................................  Indiana
PFGI Capital Corporation....................................  Maryland
Platinum First Mortgage, LP.................................  Ohio
Premier Lending Services, LP................................  California
Procurement Alternatives Corporation........................  Ohio
Provident Auto Leasing Company..............................  Delaware
Provident Auto Rental Company LLC (1998-1)..................  Delaware
Provident Auto Rental Company LLC (1998-2)..................  Delaware
Provident Auto Rental L.L.C. (1999-1).......................  Delaware
Provident Auto Rental LLC (2000-1)..........................  Delaware
Provident Auto Rental LLC (2000-2)..........................  Delaware
Provident Auto Rental LLC (2001-1)..........................  Delaware
Provident Capital Trust I...................................  Delaware
Provident Capital Trust II..................................  Delaware
Provident Capital Trust III.................................  Delaware
Provident Capital Trust IV..................................  Delaware
Provident Community Development Company, LLC................  Ohio
Provident Insurance Agency, Inc.............................  Ohio
Provident Lease Receivables Company LLC.....................  Delaware
Provident Recap I, LLC......................................  Delaware
Provident Technical Services, Inc...........................  Ohio
Red Capital Advisors, LLC...................................  Ohio
Red Capital Markets, Inc....................................  Ohio
Red Fund I Series A, LLC....................................  Delaware
Red Fund I Series B, LLC....................................  Delaware
Red Mortgage Capital, Inc...................................  Ohio
Regional First Mortgage, LLC................................  Indiana
Reliable Mortgage Investors, LLC............................  Indiana
REO Mortgage Services, LP...................................  Ohio
RFI Series A Class 1, LLC...................................  Ohio
RFI Series A Class 2, LLC...................................  Delaware

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
RFI Series B Class 1, LLC...................................  Ohio
RFI Series B Class 2, LLC...................................  Delaware
SCDC, LLC...................................................  Ohio
Sterling Asset Management Co................................  Ohio
Sterling Private Investments, Inc...........................  Ohio
Summit First Financial, LLC.................................  Indiana
SunAmerica Affordable Housing Partners 65...................  Nevada
Supreme Capital Mortgage, LLC...............................  Indiana
The First Mortgage Group, LLC...............................  Indiana
The Madison Bank & Trust Company............................  Indiana
The Provident Bank..........................................  Ohio
The Right Home Mortgage, LP.................................  Ohio
Tidewater First Mortgage, LLC...............................  Indiana
Valley Mortgage Services, LP................................  Ohio
Virginia First Mortgage, LLC................................  Indiana
Virginia Home Mortgage, LLC.................................  Indiana
Western Properties, Inc.....................................  Pennsylvania
Western Reserve Company.....................................  Pennsylvania